*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
Exhibit 10.3
AMENDMENT TO THE MINIMUM PREMIUM ADMINISTRATIVE
SERVICES AGREEMENT,
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005,
BY AND BETWEEN
ADMINISTAFF OF TEXAS, INC.,
AND
UNITED HEALTHCARE INSURANCE COMPANY
     THIS AMENDMENT TO THE MINIMUM PREMIUM ADMINISTRATIVE SERVICES AGREEMENT, as amended and restated effective January 1, 2005, (the “Administrative Services Agreement”) is entered into as of July 2, 2007, by and between Administaff of Texas, Inc., a Texas corporation, and United Healthcare Insurance Company, a Connecticut corporation (this “Amendment”).
RECITALS
     WHEREAS, on or about June 25, 2002, the Employer and the Company executed the Minimum Premium Administrative Services Agreement effective January 1, 2002 (“Original Agreement”), and on or about December 3, 2004, the Employer and the Company executed an amendment to the Original Agreement; and
     WHEREAS, effective January 1, 2005, the Employer and the company executed the Administrative Services Agreement to amend and restate the Original Agreement (Terms capitalized in this Amendment not for grammatical reasons and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Administrative Services Agreement); and
     WHEREAS, the Employer and the Company now wish to further amend the Administrative Services Agreement pursuant to the terms of this Amendment effective January 1, 2008, unless otherwise stated herein.
     NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:
ARTICLE I
     Section 1.1. Exceptions to the Company’s Right to be Exclusive Provider. Sections B.1, B.2, B.3, B.4 and B.5 of Exhibit F of the Administrative Services Agreement are hereby amended and restated in their entirety to read:
     B. Exceptions to the Company’s Right to be Exclusive Provider

1.	*** : Effective May 10, 2007, the Employer may offer alternate *** coverage (but not *** coverage) through *** , *** and *** to Clients in *** . Subject to Section E of this Exhibit F, the Employer may offer *** coverage to Clients in *** .

2.	*** and *** :
a.	The Employer shall offer to each Client the following coverage options for Employees at *** worksites: (i) existing *** coverage options (medical and/or dental) or (ii) coverage options offered by the Company (medical and/or dental).

b.	The Employer shall offer to each Client the following coverage options for Employees at *** worksites: (i) existing *** coverage options and (ii) Competitive coverage options offered by the Company (medical and/or dental).
3.	*** and *** : Effective January 1, 2008, *** and *** shall no longer be an exception to Company’s right to be the Employer’s exclusive provider.

4.	Developing Markets:
a.	Effective ***, the exclusivity exception for “New Markets” reflected in the 2005 Agreement is eliminated (except for those New Markets designated as such prior to ***).

b.	Effective ***, if no group health insurance or similar product offered by the Company in a Developing Market is competitive in that market, as determined in section B.4.c of this Exhibit F, the Employer may offer, subject to section B.4.c and Section C of this Exhibit F, the health insurance or similar products of a Competing Vendor in such Developing Market.

c.	If the Employer in good faith reasonably believes the Company’s product offerings are not competitive in a Developing Market, then the Employer shall inform the Company of such belief as soon as practicable and the parties shall discuss the Employer’s concerns. If the Company, after such discussions, in good faith reasonably believes its product offerings in such Developing Market are competitive, the Company will not be required to waive the Employer’s exclusivity requirement under this Exhibit F; provided, however, that the Company will in no event unreasonably withhold any such waiver.

5.	Removal or Addition of the Company’s *** and Other Products
a.	If, at any time the *** offered by the Employer through the Company ceases to be Competitive, the Employer may in its sole discretion cease offering such product. In any such case, the Employer shall notify the Company of its opinion concerning the Competitive status of such product at least *** before it ceases offering the product and shall have the burden of undertaking the steps required to confirm the same in accordance with section B(4) and B.7(b) of this Exhibit F. If the Company’s *** becomes Competitive within *** after its receipt of the Employer’s notice, the Employer may not replace it unless and until it is again not Competitive, in which case a new notice shall be required and a new *** corrective period will begin.

b.	If, at the time the Company begins to offer an *** which is Competitive in a certain market, the Employer is offering an *** through a Competing Vendor consistent with the provisions of this Exhibit F in that market, the Employer shall offer each Client in such market coverage options for Employees in such market not later than the renewal date of such Client’s service agreement consisting of either (i) subject to Section C of this Exhibit F, the *** and *** options or (ii) such Competing Vendor’s *** and, at the Competing Vendor’s option, its ***.

c.	Notwithstanding section B of this Exhibit F, the Employer and the Company shall discuss in detail the circumstances under which the Company could make available and the Employer could accept new Company offerings in *** beginning on a date mutually agreed upon by the parties. In no event shall the Employer be required to include a new Company product in *** that would reasonably be expected to materially increase Employer’s health plan costs in that market or adversely impact its arrangements with insurers in that market.
     Section 1.2. Conversion to Alternative Products. Section C of Exhibit F of the Administrative Services Agreement is hereby amended and restated in its entirety to read, effective January 1, 2008:
     No Company *** product shall be offered to any new Employee and no existing Employee shall have coverage under a Company *** . For purposes of this Section C, “Company *** ” shall not include *** products in *** , except as otherwise agreed pursuant to Section E.

     Section 1.3. Definitions. Section D.d of Exhibit F of the Administrative Services Agreement is hereby deleted, effective *** .
     Section 1.4. Definitions. Section D.h of Exhibit F of the Administrative Services Agreement is hereby added to Exhibit F and reads, effective *** :
h. “Developing Market” means a geographic area in which, the parties in good faith agree that, the Employer has substantially expanded its marketing and services to its clients beyond the level it offered as of *** .
     Section 1.5. *** . Section E of Exhibit F of the Administrative Services Agreement is hereby added to Exhibit F and reads, effective January 1 , 2008:
     E. *** Employees.
     Notwithstanding Section B.1 of this Exhibit F, the Employer and the Company shall determine in detail the circumstances under which the Employees covered under *** products shall be offered the Company’s *** and *** products as of the date or dates to be mutually agreed upon in writing by the Employer and the Company.
ARTICLE II
COOPERATION
     Section 2.1 Cooperation. The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.
     Section 2.2 Publicity. The parties acknowledge and agree that the terms and conditions of this Amendment, and the Letter of Agreement dated April 21, 2007, including the existence thereof, are subject to the provisions of section 5(e) of the Agreement.
ARTICLE III
EFFECTIVE DATE OF AMENDMENT
     Section 3.1 Effective Date. This Amendment shall be effective as of January 1, 2008, unless otherwise stated herein.
[The balance of this page intentionally is left blank The signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to the Administrative Services Agreement to be executed as of the date set forth in the preamble.

ADMINISTAFF OF TEXAS, INC.	UNITED HEALTHCARE INSURANCE COMPANY

By: /s/ Richard G. Rawson Authorized Signature	By: /s/ Kenneth A. Burdick Authorized Signature

Name: Richard G. Rawson Title: President	Name: Kenneth A. Burdick Title: Vice President

Date: July 2, 2007	Date: July 2, 2007

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